Share Repurchase Program	9 Months Ended
Sep. 30, 2020
Equity [Abstract]
Share Repurchase Program

(12) Share Repurchase Program

In August 2019, the Company’s board of directors approved a share repurchase program of up to $25,000 of the Company’s common shares. Under the program, the Company may purchase its common shares from time to time in the open market, in privately negotiated transactions or such other manner as will comply with applicable laws and regulations. The authorization does not obligate us to acquire a specific number of shares during any period, but it may be modified, suspended or terminated at any time at the discretion of the Company’s board of directors. As of December 31, 2019, the Company repurchased 878,637 shares at an average price of $9.75 and for a total amount of $8,597, including commission paid.

In March 2020, the Company’s board of directors approved an amendment to the share repurchase program to increase from $25,000 to an aggregate of $50,000 of the Company’s common shares that may be repurchased under the program (including all common shares repurchased under the program prior to this amendment). In September 2020, the Company’s board of directors additionally approved an amendment to the share repurchase program to increase from $50,000 to an aggregate of $100,000 of the Company’s common shares that may be repurchased under the program (including all common shares repurchased under the program prior to this amendment), commencing in September 2019 up to and including September 1, 2022.

During the three months ended September 30, 2020, the Company repurchased 2,376,222 shares at an average price of $11.61 for a total amount of $27,697, including commissions paid. During the nine months ended September 30, 2020, the Company repurchased 5,957,459 shares at an average price of $9.49 for a total amount of $56,779, including commissions paid. As of September 30, 2020, approximately $34,885 remained available for repurchases under the share repurchase program.